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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






                               MyPoints.com, Inc.
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             (Exact name of Registrant as specified in its charter)

 Delaware                                                      94-3255692
----------------------------------------                 -----------------------
(State of incorporation or organization)                 (IRS Employer I.D. No.)

565 Commercial Street, 4th Floor, San Francisco, CA  94111-3031
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                    (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered

          Incorporated by reference to page 55 through 57 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on April 1, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits

          The following exhibits are filed as a part of this registration statement:

          1.*     Specimen certificate for Registrant's Common Stock;

          2.**    Certificate of Incorporation, as currently in effect;

          3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement;

          4.****  Bylaws of the Registrant as currently in effect;

          5.***** Bylaws of the Registrant as in effect upon completion of the offering under the S-1 Registration Statement.

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*     Incorporated by reference to Exhibit 4.2 to the S-1 Registration
      Statement.

**    Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
      Statement.

***   Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
      Statement.

**** Incorporated by reference to Exhibit 3.2(a) to the S-1 Registration Statement.

***** Incorporated by reference to Exhibit 3.2(b) to the S-1 Registration
      Statement.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 21, 1999

                                       MYPOINTS.COM, INC.


                                       By: /s/ Steven M. Markowitz
                                           --------------------------------
                                           Steven M. Markowitz, President


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